UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

EP China Fund

Class A

ANNUAL REPORT
June 30, 2011

www.europacificfunds.com

EP China Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Fund Expenses	22
Privacy Notice	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the EP China Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

The returns generated by the EP China Fund in the first half of 2011 were below our expectations due to our sector and market capitalization allocations.  However, when viewed over a longer period, a similar sector and market capitalization strategy generated significant outperformance versus our benchmark, the Morgan Stanley Capital International (MSCI) China Index2.  As we believe the basic tenants supporting our sector and market capitalization strategy remain unchanged, we only made minor adjustments to the portfolio during the period.

From July 1, 2010 through June 30, 2011, the EP China Fund had a total return of +16.12% including the impact of the maximum sales charge and +21.55% excluding the impact of the maximum sales charge1.  Our performance compares favorably to the MSCI China Index2, which returned +12.49% during the same time period.

Revisiting last year’s shareholder letter, my outlook for the second half of 2010 versus the second half of 2011 is similar.  Last year, I indicated that inflation worries in China (and most of the emerging Asian economies) could dissipate as a result of sluggish demand from developed markets, benefitting companies whose input costs are influenced by raw materials.  Subsequent to this prediction, the US Fed responded to a weak US recovery by embarking quantitative easing (QE2), which effectively devalued the US dollar making real assets priced in US dollars more attractive.  When combined with a V-shaped recovery in much of Asia, commodity prices surged and led to sharply higher inflation in China.  The Chinese central bank responded by moving towards a much tighter monetary policy, slowing the Chinese economy.  Given a backdrop of decelerating growth, tighter monetary policy and rapidly rising input costs, consumer spending, industrial production and many small and medium capitalization stocks were disproportionately impacted.  During this time, our strategy proved ineffective, leading to our underperformance in the first half of 2011.

Numerous accounting scandals also negatively impacted many of our small capitalization Chinese companies.  Sino-Forest, a Canadian listed forestry company and Longtop Financial, a US listed technology company were among the most well publicized companies with accounting irregularities, along with dozens of other lesser known, smaller companies.  Over the past several years, many Chinese companies entered US exchanges via a reverse merger rather than the more traditional initial public offering (IPO).  While not all reverse mergers are fraudulent, many demonstrate concerning characteristics such as persistent negative cash flow, frequent capital raises and ambiguous related party transactions.  Unfortunately, US regulatory response has been slow and investment bankers have opportunistically listed Chinese companies that are unsuitable for US exchanges.  Although US listed Chinese companies represent less than 15% of the portfolio, our holdings were negatively impacted due to the negative categorization of all small capitalization US listed companies Chinese companies.  In order to mitigate the overall risk in the EP China Fund, our strategy is to avoid all companies that have utilized the reverse merger listing process.

1 The performance returns for the Fund reflect a fee waiver in effect. In the absence of such waiver, the returns would be reduced.

2 The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. It is not possible to invest directly in an index.

1201 Dove Street, Suite 370 ● Newport Beach, Calilornia 92660	T: 949.387.2450 ● F: 949.367.2459	www.NewSheridanAdvisors.com

We are maintaining our sector allocation strategy, with overweight positions in the consumer, technology, utility and healthcare sectors, with underweight positions in banks, property, telecoms and energy.  We believe that rising wages, low unemployment and a stronger currency in China is driving a rapid rise in household wealth, with trends permeating coastal China into the western regions.  We expect the consumer, technology and healthcare sectors all to benefit from growing disposable incomes.  Rising wages and weaker exports can also negatively impact profit margins of manufacturing companies.  Therefore, we are beginning to see more demand for automation equipment, software and professional services intended to streamline the manufacturing process and lower overall operating costs.  We are invested in several companies that should benefit from this automation trend in the Chinese manufacturing sector over the next several years.  Although healthcare has been a challenging sector in the last six months (due to government pricing controls), we hold several positions that are relatively immune to government regulation and should benefit from greater healthcare coverage and increased spending on services over the next several years.

We remain underweight banks largely due to the lack of transparency and our inability to fully understand the risks associated with bank loan books.  Chinese bank loan books have become more ambiguous as a result of a rapid rise in local government financing vehicles used to support municipal government infrastructure projects.  We simply don’t have enough information to understand who bears the risks associated with rising non-performing loans, which could increase meaningfully over the next several years as many of the infrastructure projects that were funded in late 2008 appear to be generating negative cash flow.  Property prices are another area of concern as many small property developers used debt financing to buy land for future development.  As prices flatten (or decline) and costs increase, negative cash flow can have a damaging impact on leveraged balance sheets.  We expect the property developers who have strong balance sheets and access to funding to excel in a tough operating environment over the next 6-12 months.

While the problems associated with de-leveraging in the US and Europe will likely linger, we remain optimistic that growth in Asia (and specifically in China) will remain strong.  In the last 18 months, the Chinese central bank has increased the reserve requirement 12 times with the current rate for large banks equaling 21.5%, compared to 15.5% in December 2008.  The last tightening cycle lasted from August 2003 to June 2008 with the reserve requirement increasing from 7.0% to 17.5%.  The current reserve requirement is the highest level in the last 20 years.  Therefore, while developed nations can no longer rely on easy monetary policy to support growth, the Chinese central bank has the latitude to loosen policy to support economic growth should exports weaken significantly and/or inflation begins to decline.

Although the Fed could embark on QE3 (likely inflating commodities and driving higher inflation in China), I don’t believe the impact will be the same as QE2.  The US and European challenges are unrelated to monetary policy and are almost entirely political and fiscal related.  Therefore, easy monetary policy for an extended period is required and now expected by market participants.  A sharp and sustainable rise in US equity prices due to QE3 appears unlikely.  Moreover, it appears the Chinese central bank is more now more likely to fight inflation with a stronger currency, similar to the strategy employed by its neighbors (i.e. Singapore, Malaysia and Indonesia).

There is no doubt that the Chinese economy has many risks, but given an anticipated GDP growth rate of 7-9% and manageable levels of debt in China versus 0-2% GDP growth in developed economies with unsustainable debt levels, we believe that above average equity returns are likely to be found in China.  We expect the second half of 2011 to remain volatile with the challenges facing the US and Europe dominating the headlines.  However, with inflation stabilizing, growth remaining resilient, stable monetary policy and attractive valuations, we are optimistic that the Fund has the potential to generate positive returns for our shareholders in the second half of 2011.

We thank you for your support and investment in the EP China Fund.

Russell E. Hoss
Sincerely,
Russell E. Hoss, CFA
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

The Fund is new and has a limited operating history.  In addition, the Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. The Fund also invests in small- and mid-cap companies.  Investing in these companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.  Additionally, investment in common stocks, particularly small and mid-sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.  Market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

Carefully consider the risks and special considerations associated with investing in the fund. You may lose money by investing in the fund. Foreign investments also present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. More information about these risks and others can be found in the fund’s prospectus.

EP China Fund
FUND PERFORMANCE AND SUMMARY at June 30, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI China Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of June 30, 2011
		Since
		Inception*
	1 Year	(annualized)
EP China Fund
- With Sales Load	16.12%	15.72%
- At NAV	21.55%	18.53%
MSCI China Index	12.49%	6.37%
* Inception date 7/31/09.

Gross and Net Expense Ratios for the Fund are 1.91% and 1.75%, respectively, as of 6/30/11.   The Advisor has contractually waived fees through October 31, 2012.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2011

Number
of Shares		Value
	COMMON STOCKS - 98.6%
	CONSUMER DISCRETIONARY - 25.2%
474,000	Ajisen China Holdings Ltd.	$984,401
1,116,000	Anta Sports Products Ltd.	2,000,688
1,221,000	China Lilang Ltd.	1,715,303
2,159,000	Goodbaby International Holdings Ltd.	987,041
2,500,000	Hengdeli Holdings Ltd.	1,324,293
35,000	Home Inns & Hotels Management, Inc. - ADR*	1,331,400
1,250,000	Intime Department Store Group Co., Ltd.	2,129,082
900,000	Man Wah Holdings Ltd.	942,191
9,000,000	Ming Fung Jewellery Group Ltd.*	1,135,857
850,500	Ports Design Ltd.	2,019,212
2,082,000	SA SA International Holdings Ltd.	1,334,945
574,800	Sands China Ltd.*	1,558,018
365,500	Stella International Holdings Ltd.	927,665
160,000	Television Broadcasts Ltd.	1,060,527
1,500,000	Texhong Textile Group Ltd.	1,004,935
600,000	Zhongsheng Group Holdings Ltd.	1,314,360
		21,769,918

	CONSUMER STAPLES - 10.5%
900,000	Biostime International Holdings Ltd.	1,868,468
288,000	China Resources Enterprise Ltd.	1,180,065
420,000	China Yurun Food Group Ltd.	1,187,568
864,000	Lianhua Supermarket Holdings Co., Ltd. - H Shares	1,981,037
394,000	Wumart Stores, Inc. - H Shares	976,177
162,848	Yantai Changyu Pioneer Wine Co., Ltd. - B Shares	1,821,909
		9,015,224

	ENERGY - 10.5%
700,000	China Oilfield Services Ltd. - H Shares	1,280,612
1,000,000	CNOOC Ltd.	2,355,373
1,000,000	Kunlun Energy Co., Ltd.	1,725,060
3,000,000	MIE Holdings Corp.	1,265,970
640,000	Yanzhou Coal Mining Co., Ltd. - H Shares	2,465,847
		9,092,862

	FINANCIALS - 10.3%
490,000	BOC Hong Kong Holdings Ltd.	1,427,352
360,000	China Pacific Insurance Group Co., Ltd. - H Shares	1,497,897
640,000	China Vanke Co., Ltd. - B Shares	861,920
1,300,000	Chongqing Rural Commercial Bank - H Shares*	768,269
480,000	Link REIT	1,639,668
255,000	Ping An Insurance Group Co. - H Shares	2,644,775
		8,839,881

EP China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2011

Number
of Shares		Value
	HEALTH CARE - 6.2%
2,200,000	China Medical System Holdings Ltd.	$2,251,482
1,430,000	Lee's Pharmaceutical Holdings Ltd.	534,755
1	Sino Biopharmaceutical	-
3,200,000	Trauson Holdings Co., Ltd.*	1,279,268
75,000	WuXi Pharma Tech, Inc. - ADR*	1,317,000
		5,382,505

	INDUSTRIALS - 7.9%
100,000	Airtac International Group	803,933
150,000	China Yuchai International Ltd.	3,165,000
3,806,000	EVA Precision Industrial Holdings Ltd.	1,169,184
1,300,000	Haitian International Holdings Ltd.	1,687,526
		6,825,643

	INFORMATION TECHNOLOGY - 12.9%
1,028,000	AAC Acoustic Technologies Holdings, Inc.	2,405,642
600,000	Digital China Holdings Ltd.	974,263
75,000	iSoftstone Holdings Ltd. - ADR*	1,148,250
400,000	Kingboard Chemical Holdings Ltd.	1,858,350
40,000	Netease.com - ADR*	1,803,600
2,000,000	TCL Communication Technology Holdings Ltd.	1,592,660
375,000	ZTE Corp. - H Shares	1,364,017
		11,146,782

	MATERIALS - 10.3%
2,700,000	China Forestry Holdings Co., Ltd.*^	624,542
1,000,000	China Shanshui Cement Group Ltd.	1,160,183
2,400,000	Fufeng Group Ltd.	1,560,122
700,000	Huabao International Holdings Ltd.	636,879
1,800,000	Shougang Fushan Resources Group Ltd.	1,103,936
1,400,000	Xingda International Holdings Ltd.	1,370,315
932,000	Yip's Chemical Holdings Ltd.	1,079,950
660,000	Zhaojin Mining Industry Co., Ltd. - H Shares	1,361,551
		8,897,478

	UTILITIES - 4.8%
335,000	Cheung Kong Infrastructure Holdings Ltd.	1,742,889
710,000	ENN Energy Holdings Ltd.	2,416,493
		4,159,382

	TOTAL COMMON STOCKS
	(Cost $75,031,754)	85,129,675

EP China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2011

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 1.0%
$852,039	UMB Money Market Fiduciary, 0.01%‡	$852,039

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $852,039)	852,039

	TOTAL INVESTMENTS - 99.6%
	(Cost $75,883,793)	85,981,714
	Other Assets less Liabilities - 0.4%	370,694
	TOTAL NET ASSETS - 100.0%	$86,352,408

* Non-income producing security
^ Fair valued under procedures established by the Board of Trustees, represents 0.72% of Net Assets.
‡ The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR - American Depository Receipts
REIT - Real Estate Investment Trust

As a Percentage of
Country Allocation	Total Net Assets
China	64.4%
Hong Kong	32.4%
Macau	1.8%
United States†	1.0%
Total Investments	99.6%
Other Assets less Liabilities	0.4%
Total Net Assets	100.0%

†	Includes Short-Term Investments

See accompanying Notes to Financial Statements.

EP China Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011

ASSETS
Investments in securities, at value (cost $75,883,793)	$85,981,714
Foreign currency, at value (cost $17,426)	17,413
Receivables:
Investment securities sold	246,946
Fund shares sold	30,408
Dividends and interest	236,081
Prepaid expenses	22,780
Total assets	86,535,342

LIABILITIES
Payables:
Fund shares redeemed	27,303
Due to Advisor	67,573
Transfer agent fees	1,575
Fund accounting fees	8,977
Distribution fees - (Note 6)	36,288
Administration fees	9,944
Custody fees	8,835
Chief Compliance Officer fees	1,493
Trustees fees	1,002
Accrued other expenses	19,944
Total liabilities	182,934

NET ASSETS	$86,352,408

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$73,459,148
Accumulated net investment loss	(223,498)
Accumulated net realized gain on investments and foreign currency transactions	3,018,883
Net unrealized appreciation (depreciation) on:
Investments	10,097,921
Foreign currency translations	(46)
Net Assets	$86,352,408

Maximum Offering Price per Share
Class A Shares:
Net assets applicable to shares outstanding	$86,352,408
Shares of beneficial interest issued and outstanding	6,365,231
Redemption Price	$13.57
Maximum sales charge (4.50% of offering price)	0.64
Maximum public offering price per share	$14.21

See accompanying Notes to Financial Statements.

EP China Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2011

Investment Income
Income
Dividends (net of foreign withholding taxes of $30,219)	$2,014,797
Interest	88
Total income	2,014,885

Expenses
Advisory fee	939,174
Distribution fees - (Note 6)	204,215
Administration fees	85,547
Fund accounting fees	70,016
Transfer agent fees	69,720
Custody fees	62,735
Registration fees	43,001
Legal fees	20,502
Shareholder reporting fees	20,455
Audit fees	15,001
Chief compliance officer fees	9,501
Trustees fees and expenses	6,800
Offering costs	2,181
Insurance fees	1,500
Miscellaneous expenses	7,578

Total expenses	1,557,926
Advisory fee waived	(128,421)
Net expenses	1,429,505
Net investment Income	585,380

Realized and Unrealized Gain (Loss) from Investments and Foreign Currency
Net realized gain (loss) on:
Investments	4,590,057
Foreign currency transactions	(7,947)
Net realized gain on investments and foreign currency transactions	4,582,110
Change in unrealized appreciation (depreciation)
Investments	7,269,597
Foreign currency translations	(50)
Net unrealized appreciation on investments and foreign currency translations	7,269,547
Net realized and unrealized gain on investments	11,851,657

Net Increase in Net Assets from Operations	$12,437,037

See accompanying Notes to Financial Statements.

EP China Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the Period
	Year Ended		July 31, 2009*
	June 30, 2011		to June 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$585,380		$80,156
Net realized gain (loss) on investments and foreign currency	4,582,110		(865,898)
Net change in unrealized appreciation on investments and foreign currency	7,269,547		2,828,328
Net increase from payments by affiliates (Note 3)	-		11,665
Net increase in net assets resulting from operations	12,437,037		2,054,251

Distributions to Shareholders
From net investment income	(1,359,237)		-
From net realized gain	(27,844)		(237,170)
Total Distributions	(1,387,081)		(237,170)

Capital Transactions
Net proceeds from shares sold	25,903,275		64,401,436
Reinvestment of distributions	1,132,972		192,604
Cost of shares redeemed	(10,498,447)	1	(7,646,469)	1
Net change in net assets from capital transactions	16,537,800		56,947,571

Total increase in net assets	27,587,756		58,764,652

Net Assets
Beginning of period	58,764,652		-
End of period	$86,352,408		$58,764,652

Accumulated net investment income (loss)	$(223,498)		$101,184

Capital Share Transactions
Shares sold	1,870,407		5,817,070
Shares reinvested	78,136		16,010
Shares redeemed	(763,797)		(652,595)
Net increase	1,184,746		5,180,485

* Commencement of Operations.
1 Net of redemption fees of $277 and $1,594, respectively.

See accompanying Notes to Financial Statements.

EP China Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.	For the		For the Period
For a capital share outstanding throughout the Period.	Year Ended		July 31, 2009* to
	June 30, 2011		June 30, 2010
Net asset value, beginning of period	$11.34		$10.00
Income from Investment Operations
Net investment income	0.10	1	0.02	1
Net realized and unrealized gain on investments	2.36		1.38
Total from investment operations	2.46		1.40

Less Distributions:
From net investment income	(0.22)		-
From net realized gain	(0.01)		(0.06)
Total distributions	(0.23)		(0.06)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$13.57		$11.34

Total return 3	21.55%		13.93%	4

Ratios and Supplemental Data
Net assets, end of period (000)	$86,352		$58,765

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.91%		2.18%	5
After fees waived and expenses absorbed	1.75%		1.75%	5
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	0.56%		0.20%	5
After fees waived and expenses absorbed	0.72%		0.63%	5

Portfolio turnover rate	77%		80%	4

*	Commencement of Operations.
1	Calculated based on average shares outstanding
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011

Note 1 – Organization
The EP China Fund (formerly known as EPH China Fund) (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is long term capital appreciation. The Fund commenced investment operations on July 31, 2009.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The fair value of a security held by the Fund may be determined using the services of third-party pricing vendor retained by the Fund or by the valuation committee, in either case subject to the Board of Trustees’ oversight.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $33,140, which were amortized over a one-year period from July 31, 2009 (commencement of operations).

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years (2010), as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
Effective March 15, 2011, the Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets, respectively.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% of the Fund’s average daily net assets until October 31, 2011.  Prior to March 14, 2011, the Fund’s investment Advisor was Euro Pacific Halter Asia Management, Inc.

For the period July 1, 2010 through March 14, 2011, the Fund paid advisory fees in the amount of $635,809 to Euro Pacific Halter Asia Management and $303,365 to Euro Pacific Asset Management, LLC for the period March 15, 2011 through June 30, 2011.

The Fund is sub-advised by New Sheridan Advisors, Inc. (the “Sub-advisor”). Pursuant to a sub-advisory agreement the Advisor pays a portion of the annual advisory fee of 1.15% of average daily net assets of the Fund to the Sub-advisor.

For the year ended June 30, 2011, the Advisor waived $128,421 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratios, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At June 30, 2011, the amount of these potentially recoverable expenses was $300,461.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. The advisor may recapture a portion of the following amounts no later than June 30th of the years stated below:

2013:  $172,040
2014:  $128,421

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions retained by the Distributor and/or a broker-dealer affiliated with the Advisor for the year ended June 30, 2011 was $125,476.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended June 30, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2011, are reported on the Statement of Operations.

Note 4 - Federal Income Taxes
At June 30, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$76,448,050

Unrealized appreciation	13,271,539
Unrealized depreciation	(3,737,921)

Net unrealized appreciation on investments
and foreign currency translations	$9,533,618

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

As of June 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,542,388
Undistributed long-term gains	1,821,502
Tax accumulated earnings	3,363,890
Accumulated capital and other losses	(4,248)

Unrealized appreciation on investments
and foreign currency translations	9,533,618

Total accumulated earnings	$12,893,260

As of June 30, 2011, the Fund had $4,248 of post-October currency losses, which are deferred until July 1, 2011 for tax purposes.  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the fiscal years ended June 30, 2011 and 2010 were as follows:

	6/30/11	6/30/10

Distributions paid from ordinary income	$1,387,081	$237,170
Distributions paid from long-term capital gains	-	-
Total Distributions	$1,387,081	$237,170

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

Note 5 - Investment Transactions
For the year ended June 30, 2011, purchases and sales of investments, excluding short-term investments, were $77,250,392 and $61,878,608, respectively.

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.
12
For the year ended June 30, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

·	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

·
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

·
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$1,331,400	$20,438,518	$-	$21,769,918
Consumer Staples	-	9,015,224	-	9,015,224
Energy	-	9,092,862	-	9,092,862
Financials	-	8,839,881	-	8,839,881
Health Care	1,317,000	4,065,505	-	5,382,505
Industrials	3,165,000	3,660,643	-	6,825,643
Information Technology	2,951,850	8,194,932	-	11,146,782
Materials	-	8,272,936	624,542	8,897,478
Utilities	-	4,159,382	-	4,159,382
Short-Term Investments	852,039	-	-	852,039
Total Investments, at Value	9,617,289	75,739,883	624,542	85,981,714
Total Assets	$9,617,289	$75,739,883	$624,542	$85,981,714

* There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

EP China Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 – (Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments, at Value	Other Financial Instruments
Balance as of 06/30/10	$1,148,679	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	252,385	-
Net purchase (sales)	1,243,711	-
Transfers in and/or out of Level 3	(2,020,233)	-
Balance as of 06/30/11	$624,542	$-

Note 9 – Accounting Pronouncement:
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 10 –Special Meeting of Shareholders
On March 14, 2011, shareholders of the Fund approved a new investment advisory agreement with Euro Pacific Asset Management, LLC and a new sub-advisory agreement with New Sheridan Advisors, Inc. The percentage of shares outstanding and entitled to vote that were present by proxy were 52.76%.  The numbers of shares voted were as follows:

For	Against	Abstain	Total
3,186,137	25,282	51,468	3,262,887

Note 11 – Events Subsequent to the Fiscal Period End
In preparing the Financial Statements as of June 30, 2011, Management considered the impact of subsequent events for potential recognition or disclosure in these Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
Shareholders of
EP China Fund

We have audited the accompanying statement of assets and liabilities of EP China Fund (formerly known as EPH China Fund), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period July 31, 2009 (commencement of operations) through June 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EP China Fund, as of June 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period July 31, 2009 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2011

EP China Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information Unaudited
For the period ended June 30, 2011, 22.53% of dividends paid from net investment income, including short-term capital gains from the Fund is designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the EP China Fund designates $2,045,077 of income derived from foreign sources and $30,280 of foreign taxes paid for the period ended June 30, 2011.

Of the ordinary income (including short-term capital gains) distributions made by the EP China Fund during the year ended June 30, 2011, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.3213 and the proportionate share of foreign taxes attributable to one share of stock is $0.0048.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-949-9940.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	38	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	38	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	38	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	38	None

EP China Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	38	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

EP China Fund
Funds Expense Example – Unaudited
June 30, 2011

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/11 to 06/30/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EP China Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	01/01/11	06/30/11	01/01/11 – 06/30/11

Actual Performance	$1,000.00	$931.40	$8.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.31	$8.76

** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

PRIVACY NOTICE

The EP China Fund collects non-public information about you from the following sources:

•	Information we receive about you on the application form or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Euro Pacific Asset Management, LLC
1201 Dove Street, Suite 370
Newport Beach, California  92660

Sub-Advisor
New Sheridan Advisors, Inc.
1201 Dove Street, Suite 370
Newport Beach, California  92660

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

FUND INFORMATION

	TICKER	CUSIP
EP China Fund	EPHCX	461 418 857

Privacy Principles of the EP China Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the EP China Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-558-5851, on the Fund’s website at www.europacificfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-558-5851, on the Fund’s website at www.europacificfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-558-5851. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

EP China Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-949-9940

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	September 7, 2011

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	September 7, 2011